UPC INSURANCE

Summary of Reinsurance Contracts Inforce as of June 1, 2015

Contract	Effective	Class of Business	Coverage
1. Property Catastrophe Excess of Loss (Core Program)	June 1st, 2015 - May 31, 2016	Property business in all states, including but not limited to Homeowners and Condominium Owners, and including business assumed by the Company in connection with depopulation of policies from Citizens Property Insurance Corporation and/or from Texas Windstorm Insurance Association.	$585,000,000 in the aggregate for loss occurrences commencing during the term of the contract excess of $25,000,000 each loss occurrence. This coverage is placed across 6 layers of various limit sizes that all drop or "cascade" down to the $25 million attachment point for any number of events until the aggregate limit is exhausted.
2. Property Catastrophe Excess of Loss (Multi-year component)	June 1st, 2015 - May 31, 2016	Property business in all states, including but not limited to Homeowners and Condominium Owners, and including business assumed by the Company in connection with depopulation of policies from Citizens Property Insurance Corporation and/or from Texas Windstorm Insurance Association.	$48,000,000 in the aggregate for loss occurrences commencing during the term of the contract excess of $25,000,000 each loss occurrence. This contract is year 2 of the multi-year agreement entered into on June 1, 2014. It is identical to contract 1 and is not additive to the Company's overall limit.
3. Property Catastrophe Excess of Loss (Multi-year component)	June 1st, 2015 - May 31, 2016	Property business in all states, including but not limited to Homeowners and Condominium Owners, and including business assumed by the Company in connection with depopulation of policies from Citizens Property Insurance Corporation and/or from Texas Windstorm Insurance Association.	$54,000,000 in the aggregate for loss occurrences commencing during the term of the contract excess of $25,000,000 each loss occurrence. This contract is year 1 of the multi-year agreement entered into this year. It is identical to contract 1 and is not additive to the Company's overall limit, but carves out the aggregate limit placed on June 1, 2015 on a multi-year basis.
4. Property Catastrophe Excess of Loss (Top/Optional Layer)	June 1st, 2015 - May 31, 2016	Property business in all states, including but not limited to Homeowners and Condominium Owners, and including business assumed by the Company in connection with depopulation of policies from Citizens Property Insurance Corporation and/or from Texas Windstorm Insurance Association.	$95,000,000 in the aggregate for loss occurrences commencing during the term of the contract. The amount of 2nd and subsequent event coverage will be determined by the Company once it has incurred a 1st event ultimate net loss equal to $400,000,000 or greater. The Company, at its sole discretion, may then select a retention of $200,000,000 or $400,000,000 as well as the amount of reinsurance limit up to $95 million and pay an additional activation premium at a rate based on the retention selected.
5. Property Catastrophe Excess of Loss (FHCF)	June 1st, 2015 - May 31, 2016	Property business, including but not limited to Homeowners and Condominium Owners policies that insure real or personal property located in the State of Florida.	$286,509,150 (45% of $636,687,000) in the aggregate for loss occurrences commencing during the term of the contract excess of $232,342,081 for any one event declared to be a hurricane by the National Hurricane Center which causes insured losses in Florida.
6. Property Catastrophe Excess of Loss (FHCF replacement)	June 1st, 2015 - May 31, 2016	Property business, including but not limited to Homeowners and Condominium Owners policies that insure real or personal property located in the State of Florida.	$286,509,150 (45% of $636,687,000) in the aggregate for loss occurrences commencing during the term of the contract excess of $232,342,081 for any one event declared to be a hurricane by the National Hurricane Center which causes insured losses in Florida.
7. Property Catastrophe Excess of Loss (Underlying named storms)	June 1st, 2015 - May 31, 2016	Property business in all states, including but not limited to Homeowners and Condominium Owners, and including business assumed by the Company in connection with depopulation of policies from Citizens Property Insurance Corporation and/or from Texas Windstorm Insurance Association.	$20,000,000 in excess of $5,000,000 each loss occurrence for named windstorms in all states, subject to a $25,000,000 annual aggregate deductible for Florida losses and a $40,000,000 aggregate limit for all losses during the term of the contract.
8. Property Catastrophe Excess of Loss (Underlying excluding named storms)	January 1st, 2015 - December 31, 2015	Property business in all states including fire, allied lines, inland marine, commercial multi-peril and homeowners multiple peril.	$22,000,000 in excess of $3,000,000 any one risk, any one loss, subject to a $22,000,000 limit each loss occurrence, and a $44,000,000 limit in all during the term of the contract. Any one commercial business risk shall not exceed $1,000,000.
9. Property Per Risk Excess of Loss (PL XPR)	January 1st, 2015 - December 31, 2015	Property business in all states including fire, allied lines, inland marine, commercial multi-peril and homeowners multiple peril.	$2,000,000 excess of $1,000,000 any one risk, any one loss, subject to a $4,000,000 limit each loss occurrence, and a $8,000,000 limit in all during the term of the contract.
10. Property Per Risk Excess of Loss (CL XPR)	January 1st, 2015 - December 31, 2015	Commercial Residential Property business in all states, including business assumed by the Company in connection with depopulation of policies from Citizens Property Insurance Corporation and/or from Texas Windstorm Insurance Association.	First Excess Layer: $4,000,000 excess of $1,000,000 any one risk, any one loss, subject to a $4,000,000 limit each loss occurrence, and a $8,000,000 limit in all during the term of the contract; Second Excess Layer: $5,000,000 excess of $5,000,000 any one risk, any one loss, subject to a $5,000,000 limit each loss occurrence, and a $10,000,000 limit in all during the term of the contract.